UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2006

XETA Technologies, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	0-16231	73-1130045
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1814 West Tacoma, Broken Arrow, Oklahoma	74012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 918-664-8200

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 20, 2006, the Company’s Compensation Committee approved discretionary cash bonuses for the Company’s four executive officers, as follows:

Jack R. Ingram, Chief Executive Officer	—	$20,000
Greg D. Forrest, President and Chief Operating Officer	—	$20,000
Robert B. Wagner, Chief Financial Officer	—	$20,000
Larry N. Patterson, Executive Director of Operations	—	$20,000

The bonuses are payable in four equal installments on January 31, April 30, July 31 and October 31, 2007, subject to the executive officer’s employment with the Company on the date of payment.

The disclosure in this Current Report of any compensatory plan, contract or arrangement, or any amendment of any compensatory plan, contract or arrangement, or any grant or award under any plan, contract or arrangement, shall not constitute an admission that any such plan, contract, arrangement, amendment, grant or award is material.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XETA Technologies, Inc.
	(	Registrant)

Dated: December 21, 2006	By	/s/ Robert B. Wagner
Robert B. Wagner, Chief Financial Officer